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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 21, 2004
                        (Date of earliest event reported)


                            eRESEARCHTECHNOLOGY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-29100                22-3264604
-----------------------------         -------------        -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


 30 SOUTH 17TH STREET, PHILADELPHIA, PA                            19103
----------------------------------------                    ------------------
(Address of principal executive offices)                         (Zip Code)




                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) Exhibits

             99.1 Press Release dated July 21, 2004 of eResearchTechnology, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2004, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and six months ended June 30, 2004 and providing financial guidance for the remainder of 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             eRESEARCHTECHNOLOGY, INC.
                                             (Registrant)


Date: July 21, 2004                          By:    Bruce Johnson
                                             ---------------------------------
                                             Bruce Johnson
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT
-----------     -------

99.1            Press Release dated July 21, 2004 of eResearchTechnology, Inc.